Exhibit 99.1
Friday, November 18, 2011 Merger information: New FAQs added to Merger website Based on the questions received from employees from the recent broadcast and via e-mail (via the Medco Merger Questions mailbox), we have updated the Frequently Asked Questions page on the Merger Communications website. As a reminder, these tools provide an outlet for your inquires about the company’s proposed merger with Express Scripts and serve to keep you informed about what’s changing, how and when changes will occur and what it means to you. There are now more than 100 questions posted on the FAQ page, categorized by topic — the transition, benefits, compensation, stock, employment, communications, continuing operations and integration, and the newest category — responses from Express Scripts. We encourage you to review these questions to see if your concern has been answered. Many thanks to those of you who’ve taken the time to submit your questions and explore the website. We will continue to combine recurring and/or similar questions into categories, the most important of which we’re posting to the Frequently Asked Questions (FAQ) section on a regular basis. Click here to access the website and view the latest round of FAQs compiled from the Medco Merger Questions mailbox — and please continue to submit new questions/concerns as they arise. The mailbox will be monitored regularly and remain open throughout the merger period. Careful Communications — A Reminder As a reminder, employees are asked to bear in mind that the company is in a period of very tight regulatory control and we must adhere to strict procedures to ensure that when communicating merger-related information to colleagues, clients and members we do not inadvertently breach securities laws and regulations. Therefore: Please refrain from creating your own merger-related messages or Frequently Asked Questions documents for use by any internal or external groups. In addition to the formal internal and external announcements issued on Thursday, July 21, account teams and other groups have received approved materials. Further information will be available on the internal site detailed above. Creating new documents or rewriting materials — including making even seemingly minor changes — could lead to a violation. Please refer any media inquiries about the proposed merger to a member of our Public Affairs staff. Click on the following links to access those names and to re-familiarize yourself with Medco’s policies on media relations and social media (Media relations policy — Social media policy). Your assistance is appreciated. Cautionary Statement Regarding Forward-Looking Statements This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K,

Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Additional Information and Where to Find It Aristotle Holding, Inc., a wholly owned subsidiary of Express Scripts, has filed a registration statement on Form S-4 with the SEC in connection with the proposed merger, which was declared effective by the SEC on November 15, 2011. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus of Medco and Express Scripts contained therein (including all amendments or supplements to it) because they contain important information. The joint proxy statement/prospectus is first being mailed or otherwise delivered to stockholders of Medco on or about November 18, 2011. You can also obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You can also obtain copies of Medco’s filings, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings” or by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400. Copies of Express Scripts’ filings can also be obtained, free of charge, by directing a request to Investor Relations, One Express Way, Saint Louis, MO, 63121. Participants in Solicitation Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011 and in the Current Report on Form 8-K, as filed with the SEC on September 28, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the registration statement and the joint proxy statement/prospectus contained therein and other relevant documents filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Medco-Express Scripts Merger Agreement – Employee FAQ
Week of November 18, 2011

COMPANIES AND TRANSACTION

QUESTION	ANSWER	DATE POSTED
A-24: The S-4 document lists the new senior officers of the company, including President, CEO and Chairman; COO; CFO; General Counsel; and, EVP Sales and Marketing, and all are current incumbents of Express Scripts. What role will current Medco leaders have in the combined organization?	The S-4 document lists five positions. The complete and extended leadership team for the new organization is still under review and has not been decided. Medco's senior executives remain committed to ensuring the merger is completed and that the transition positions the new entity for its continuing success.	11/18/11
A-25: I understand that it is common for companies in a merger to have "termination fees" – payments made from one party to the other should they decide to walk away from the deal. I have read that to resolve some litigation, Medco and Express Scripts reduced their termination fee. Why?	The termination fee associated with the Medco merger with Express Scripts was, in fact, reduced under a proposed settlement of a Class Action lawsuit. We believe it is in the best interest of Medco's stockholders. The proposed settlement is pending court approval. But once approved, this reflects another positive milestone and we still anticipate the merger to close in the first half of 2012.	11/18/11
A-26: When is the Medco shareholders' meeting? Where is the meeting? How do I participate?	The meeting date is scheduled for December 21, 2011. Details of how stockholders may participate are set forth in the proxy statement, available on the Medco Investor Relations website, and which will be mailed to stockholders entitled to vote.	11/18/11
A-27: When this agreement was announced, Medco shareholders would have received a combined value that was estimated at $71.36. What is that value today?	The overall value received by Medco shareholders is dependent on the value of Express Scripts stock at the time the transaction is closed. That value changes on a daily basis. For example, on November 15, 2011, Express Scripts' closing stock price was $46.83. Therefore, the value for Medco shareholders as of that date was $66.73 (($46.83 x 0.81) + $28.80)).	11/18/11

CONTINING OPERATIONS AND INTEGRATION QUESTION ANSWER DATE POSTED G-10: There have been many meetings between Medco and Express Scripts, including facilities tours. As competitors, how are we protecting our proprietary assets? What is the status of the pre-integration meetings? Several pre-merger integration planning meetings have been held already, and they have included site visits. These meetings are moving along the expected timeline and schedule, and are primarily focused on discovery, data-collection, and learning more about each organization and its capabilities. Through our merger project management office, in partnership with our Legal Department, we have established strict governance procedures to ensure antitrust compliance and to protect our intellectual property and proprietary information during this pre-merger integration planning phase. Currently, there are more than 15 pre-planning integration teams working across 35 different work streams. Each team is comprised of employees from Express Scripts and Medco. In addition to discovery and data gathering, the teams are tasked with defining key milestones as well as the many details necessary for a successful integration. 11/18/11 G-11: How will the merger with Express Scripts affect implementation of Medco 2.0? While plans for the merger continue, we continue to run the company independently and with a strategy toward winning in the marketplace — Medco 2.0 (also referred to as PBM 2.0) is an essential part of that strategy. Our Operations and Technology groups have been working to build a platform that will integrate all of our businesses and provide a wide variety of benefits to internal and external stakeholders in a very powerful way. In terms of what technology platform will be selected after the merger is approved, that decision has yet to be made. We only have had pre-merger implementation planning meetings with Express Scripts and provided them with an overview of PBM 2.0. 11/18/11 G-12: How will the new focus of “faster, better, cheaper” impact Medco’s focus of “Making Medicine Smarter?” What philosophy will prevail when the companies merge? The two are not inconsistent. We deliver solutions that create value for our clients and their members. Clinical excellence and lower costs are not either/or concepts — we aspire to deliver both. Express Scripts has stated publicly that they value our clinical expertise and innovation and we expect these capabilities will be enhanced by their approach to behavioral economics and leveraged across the combined organization. 11/18/11

STOCK QUESTION ANSWER DATE POSTED D-17: What happens to my vested stock options if they expire during a scheduled or ad hoc blackout period? You must exercise options before their expiration date. If you have not exercised your stock options prior to their expiration date, they will be canceled even if it is during a blackout period. It is important that you check the expiration dates of your stock options and plan accordingly. You may access your Fidelity account online at www.netbenefits.com to view your account and place transactions. 11/18/11 COMPENSATION QUESTION ANSWER DATE POSTED C-4: Would you explain how bonuses (including the 150%) will be paid out if the merger closes before the usual payout date as well as if it occurs after the usual payout date? If the merger closes prior to the scheduled February 2012 bonus payout date, the full bonus, based on the 150% funding, will be paid out shortly before the merger closes. If the merger with Express Scripts has not closed by the end of February 2012, the 2011 bonus will include two pay-outs. The first will be based on our actual results against the 2011 performance grid (currently forecasted at approximately 100 percent or target funding) and will be paid by March 15th. A second payout, which will reflect the increment between the target funding and the enhanced 150% funding level, will be paid at the close of the merger transaction. If the merger does not close, the second payment will not occur. You must be actively employed on the bonus payment date(s) to be eligible for a bonus payment. 11/18/11 C-5: Will stock options and RSUs be funded at 150% and will they have the same terms/conditions as prior grants? Funding for the Annual Incentive Plan never impacts the funding of our long-term incentive program (stock options and RSUs). Therefore, Stock Options and RSU’s will not be funded at 150%. Our stock price determines the number of shares required to fund our long-term incentive program. The 2012 stock award terms and conditions will be determined by our Board of Directors in December 2011. 11/18/11

RESPONSES FROM EXPRESS SCRIPTS QUESTION ANSWER DATE POSTED H-1: What are some stats about Express Scripts, such as number of employees, locations, size, etc.? You can learn more about Express Scripts — from its major U.S. locations and corporate milestones to key corporate facts and web services — in the Corporate Overview which can be found online at http://www.express-scripts.com/pressroom/informationresources/corporateoverview/corporateOverview.pd f. 11/18/11 H-2: Can you please explain Consumerology? Consumerology combines insights from the behavioral sciences and related disciplines with proven marketing strategies to drive positive clinical behavior. Leveraging a history of leadership and innovation, Express Scripts has real world solutions for the benefit challenges that plan sponsors encounter. You can learn more at http://www.consumerology.com. 11/18/11 H-3: Can you describe Express Scripts’ headquarters complex (configuration, space, on-site amenities, etc.)? With four LEED-certified buildings, the Express Scripts headquarters complex houses administrative offices and its Technology & Innovation Center, which includes the company’s Research & New Solutions Lab. Express Scripts was the first major company to locate its headquarters on a university campus, and it finds many advantages to its close association with the University of Missouri-St. Louis, including on-site classes for employees, access to university resources such as the library and fitness facilities, collaboration on health-economics research and internships for UMSL students. On-site amenities include free parking, cafeterias, cardio centers and walking paths. 11/18/11 H-4: What does it mean that Express Scripts has a strong commitment to talent management? Express Scripts’ leaders are held accountable for managing performance and building strong and diverse teams. The company’s results-based performance management philosophy drives its ability to sustain a high-performance culture, differentiating performance and rewarding employees accordingly. Express Scripts values a wide range of perspectives, talents and skills — which ultimately stretch their thinking. 11/18/11

H-5: Does Express Scripts have employee-recognition programs like WOW? Express Scripts knows that contributions made by employees drive achievement of key business strategies. To acknowledge and recognize employees who make significant contributions to that success or exemplify The Express Way values, the company has established numerous recognition programs that are managed on its recognition platform — Express Rewards. Corporate-wide recognition programs include: Spotlight on You, Spotlight on Leaders, Employee of the Quarter/Year, and the Service Anniversary Program and well as several more targeted programs. Future recognition programs will be evaluated, and you will learn more when decisions are made. 11/18/11 H-6: What is Express Scripts current pay frequency? Express Scripts employees are paid biweekly, every other Friday. The pay period begins on Sunday and ends two weeks later on Saturday. There will not be changes to pay schedules implemented at the time of the merger transaction closing. Future processes will be communicated as decisions are made. 11/18/11 H-7: What are the current employee benefits that Express Scripts offers? Express Scripts is committed to providing a market-competitive benefits program that responds to the needs and values of employees and their dependents. The benefits program represents a valuable component of employees’ Total Rewards at Express Scripts. Benefits are available to full-time employees (regularly scheduled to work at least 30 hours per week) and part-time employees (regularly scheduled to work 24-29 hours per week). Generally, the current benefits package for all non-bargained employees provides comprehensive benefits, including medical, prescription drug, dental, vision, flexible spending accounts for healthcare and dependent-care expenses, life insurance, accidental death & dismemberment insurance, and long-term disability insurance. Employees also have access to retirement plans such as a 401(k) with company match and an employee stock purchase plan offering common stock at a discount. As part of its commitment to providing employees with a healthy environment, Express Scripts offers all employees wellness incentives, health coaching and chronic condition management programs, walking programs, and a comprehensive employee-assistance program. Additionally, Express Scripts’ employees are eligible for short-term disability coverage, paid time off (for illness, personal and vacation time), company holidays, tuition and adoption assistance. Medco will continue to maintain and operate our own benefit plans through the transaction closing date. The merger agreement stipulates that for 2012, Medco employee benefits shall be no less favorable, in the aggregate, than the employee benefits provided before the closing date (other than severance benefits and the employee stock purchase plan, which are addressed separately). “No less favorable, in the aggregate” generally means that even though some changes may occur, the overall value of the total benefits package will be equivalent. The severance programs currently in effect will be maintained for one year after the transaction closing. Although Medco’s employee stock purchase plan will end just before the closing, employees will become eligible to participate in the stock purchase plan offered to all employees of the combined company following the close of the transaction. 11/18/11 H-8: Does Express Scripts currently offer benefits to domestic partners? Currently, Express Scripts offers benefit coverage for domestic partners and their children under the medical, pharmacy, dental, vision, EAP and supplemental life insurance plans. Under the current Express Scripts benefit plans, employees wishing to cover domestic partners of the same or opposite sex must certify that they are engaged in a spouse/domestic partner-like relationship characterized by mutual caring and dependency through joint responsibility for each other’s common welfare and basic living expenses. 11/18/11

H-9: What is Express Scripts current paid time off (PTO) and holiday policy? Currently, Express Scripts employees working 30 or more hours per week are eligible to accrue PTO hours each pay period based on their years of service and job classification in accordance with an accrual schedule. Employees may carry a balance of up to 280 hours of PTO. Paid holiday time is offered to full-time employees (must work 30+ hours) for New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. 11/18/11 H-10: What is Express Scripts current work-from-home policy? When will we know what the go-forward policy will be for the new company? Express Scripts’ work-from-home policy covers employees who work from home the majority of the time and do not require dedicated office/cube space. It is designed to support select job titles/roles that align with the policy objectives. Current work-at home policies will be assessed as part of the overall integration planning process. We’ll share more information about timing for announcing go-forward policies when we have it. 11/18/11 Cautionary Statement Regarding Forward-Looking Statements This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. Additional Information and Where to Find It Aristotle Holding, Inc., a wholly owned subsidiary of Express Scripts, has filed a registration statement on Form S-4 with the SEC in connection with the proposed merger, which was declared effective by the SEC on November 15, 2011. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus of Medco and Express Scripts contained therein (including all amendments or supplements to it) because they contain important information. The joint proxy statement/prospectus is first being mailed or otherwise delivered to stockholders of Medco on or about November 18, 2011. You can also obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You can also obtain copies of Medco’s filings, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings” or by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400. Copies of Express Scripts’ filings can also be obtained, free of charge, by directing a request to Investor Relations, One Express Way, Saint Louis, MO, 63121. Participants in Solicitation Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011 and in the Current Report on Form 8-K, as filed with the SEC on September 28, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the registration statement and the joint proxy statement/prospectus contained therein and other relevant documents filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.